EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pinnacle Energy, Corp. (the “Company”) on Form 10-Q or the period ended April 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Scott Lawler, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 22, 2009

By: /s/ W. Scott Lawler
W. Scott Lawler
Chief Executive Officer, principal executive officer, principal accounting officer and principal financial officer